Filed pursuant to Rule 497(e)
1933 Act File No. 333-183956
 1940 Act File No. 811-22748

YCG ENHANCED FUND
(YCGEX)

a series of
YCG FUNDS
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738
855-444-YCGF (9243)

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2016
(As Amended and Restated Effective as of January 25, 2017)

This Statement of Additional Information (“SAI”) provides general information about the YCG Enhanced Fund (the “Fund”). This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated April 1, 2016 and any supplements thereto. In addition, the Fund’s financial statements included in the annual report, dated November 30, 2015, as filed with the Securities and Exchange Commission on Form N-CSR on February 3, 2016, are incorporated by reference. Copies of the Prospectus and/or the annual report may be obtained, free of charge, from the Fund by writing to YCG Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701or by calling 855-444-YCGF (9243).

The SAI is being amended and restated to reflect a change in the Board of Trustees, as Jeffrey R. Harbach resigned to focus on various personal and business commitments.  Mr. Harbach is replaced by Cyril James Speirs.  The SAI was previously amended and restated to reflect the updated proxy voting policies of the Fund.  Other than the changes referenced above, this amendment does not reflect events occurring after the filing of the original SAI, dated April 2, 2016, and does not amend or update the original SAI in any way other than to reflect the change in the Board of Trustees and to add the updated proxy voting policies of the Fund.

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GLOSSARY

As used in this SAI, the following terms have the meanings listed.

“Adviser” means YCG, LLC.

“Board” means the Board of Trustees of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended.

“Code of Ethics” means the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.

“Custodian” means US Bank N.A., the custodian of the Fund’s assets.

“Distributor” means Quasar Distributors, LLC, the distributor of the Fund.

“Fund” means the YCG Enhanced Fund, a series of the Trust.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“S&P” means Standard & Poor’s.

“SEC” means the U.S. Securities and Exchange Commission.

“Trust” means YCG Funds, a Delaware statutory trust that is registered with the SEC as an open-end, management investment company, commonly referred to as a “mutual fund.”

“USBFS” means U.S. Bancorp Fund Services, LLC, the transfer and dividend disbursing agent of the Fund.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.
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FUND HISTORY AND CLASSIFICATION

YCG Funds (the “Trust”) is an open-end management investment company that consists of one non-diversified portfolio: the YCG Enhanced Fund (the “Fund”).  The Trust is registered under the 1940 Act.  The Trust was organized as a Delaware Statutory Trust on September 4, 2012. The Fund’s principal office is located at 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738.

The Fund is a “non-diversified” fund. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, a non-diversified Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

The Fund is a separate series of the Trust.  As of the date of this SAI, the Fund offers one class of shares to investors, Class R shares, with no front-end or back-end sales charges and, no 12b-1 fees. The Fund imposes a 2.00% redemption fee for shares redeemed less than ninety (90) calendar days after purchase.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RESTRICTIONS

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund’s investment objective is to maximize long-term capital appreciation consistent with reasonable investment risk, through a combination of long-term capital appreciation and, to a lesser extent, current income.  The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees upon sixty (60) days’ written notice to Fund shareholders. The Fund seeks to achieve its investment objective by investing primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return.  The Fund may also write covered call options and cash secured puts on a substantial portion of the Fund’s long equity portfolio as a means to enter and exit positions.  The Fund may also invest in foreign equity securities and debt securities.

The Adviser employs a disciplined investment strategy. In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies. The Adviser generally does not focus on macroeconomic factors. The Adviser searches for above average businesses trading at below average prices.  The Adviser believes this approach combines the best features of so-called “growth” and “value” investing. In order to select investments, the Adviser uses independent, in-house, fundamental research to analyze each company, and chooses securities with a 10 year plus time horizon in mind.  The Adviser seeks to purchase stocks which possess one or more of the following “three P’s”: (1) Price; (2) Product; and/or (3) People.

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive. At times, depending on market and other conditions, and in the sole discretion of the Adviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between 15-50 securities, not including options.
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The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Fund may invest up to 50% of its assets in foreign equity securities. This 50% limit does not apply to investments in the form of American Depositary Receipts (ADRs).

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may invest up to 20% of its assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold.

The Adviser may write put options on specific stocks to establish a position or further increase its size. The Adviser views this as an alternative to buying the stock at prevailing market prices. The Adviser will only write put options if it is willing to purchase the stock at the exercise price.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write call options on specific stocks to exit a position or decrease its size. The Adviser will only write call options if it is willing to sell the stock at the exercise price.

While the Adviser seeks to augment returns primarily through the use of cash secured puts and covered calls, this “option enhancement” component may involve additional options strategies.

The principal risks of investing in the Fund are listed below:

STOCK MARKET RISKS - The NAV of the Fund fluctuates based on changes in the value of the securities held in the investment portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Fund invests may be adversely affected by an issuer having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Fund’s shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

STOCK SELECTION RISKS - Like all managed funds, there is a risk that the Adviser’s strategy for managing the Fund may not achieve the desired results. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund’s investments may go down and you could lose money on your investment.
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NON-DIVERSIFICATION RISK - The Fund is non-diversified.  As such, it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have, had it invested in a greater number of securities.

EQUITY SECURITIES RISK - Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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FOREIGN SECURITIES RISK - The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.
Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.
Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
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Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
EMERGING MARKETS RISK:  The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
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Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

INTEREST RATE RISK - In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

CREDIT RISK - The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
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JUNK BOND RISK - Junk bonds are debt securities that have credit ratings below investment grade.  Almost all debt securities have interest rate and credit risk.  Junk bonds generally carry a higher level of both interest rate and credit risk than debt securities that are investment grade.

MANAGEMENT RISK - The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

OPTIONS/DERIVATIVES RISK - The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of the Fund to decline.

RISKS FROM WRITING CALL OPTIONS - A call option on a security gives the writer of the option the obligation to sell the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

RISKS FROM WRITING PUT OPTIONS - A put option on a security gives the writer of the option the obligation to buy the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value.

All options written on securities must be covered. When the Fund writes an option on a security, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RISKS OF INVESTMENT IN SMALL-CAP COMPANIES - The Fund invests in smaller capitalization companies.  Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures.  These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established.  The increased risk involved with investing in micro-cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies.  Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity.  If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

RISKS OF INVESTMENT IN MEDIUM-CAP COMPANIES:  The Fund may invest in medium capitalization companies.  Accordingly, the Fund may be subject to the additional risks associated with investment in companies with medium-level capital structures.  The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.
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LIQUIDITY RISK:  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

NON-PRINCIPAL INVESTMENT POLICIES AND RESTRICTIONS - The following paragraphs provide a description of other investment policies and restrictions of the Fund. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

INVESTING IN MUTUAL FUNDS - All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund can give no assurance that its investment objective will be achieved.

INITIAL PUBLIC OFFERINGS - To the extent that initial public offerings (“IPOs”) are offered to the Fund, the Fund may participate in IPOs if the security being offered satisfies the Fund’s investment criteria as determined by the Adviser. An IPO is a company’s first sale of stock to the public and are primarily used to raise substantial amounts of new capital to support current operations, expansion or new business opportunities and otherwise to implement a company’s growth plans. Securities offered in an IPO are often, but not always, those of young, small companies seeking outside equity capital and a public market for their stock. There is no guarantee that the company offering its shares in a public offering will sell a sufficient amount of shares to raise the capital that is needed or that a public market for their shares will ever develop. Investors purchasing stock in IPOs generally must be prepared to accept considerable risks for the possibility of large gains. IPOs by investment companies (closed-end funds) usually include underwriting fees that represent a load to buyers. IPOs are considered speculative investments and can be extremely volatile. As a result, IPOs may have a significant impact on the Fund’s performance. There is no guarantee that the IPOs in which the Fund participates will be successful, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

CASH POSITIONS AND TEMPORARY DEFENSIVE STRATEGIES - At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund’s primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.

SHORT-TERM INVESTMENTS - The Fund may invest in any of the following securities and instruments:

BANK CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND TIME DEPOSITS - The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
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Banks may be subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective, strategies and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS - The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS - The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs that could not be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

GOVERNMENT OBLIGATIONS - The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
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ILLIQUID SECURITIES - The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the Fund’s portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RESTRICTED SECURITIES - The SEC Staff currently takes the view that any delegation by the Board of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board. It is the present intention of the Board, if the Board decides to delegate such determinations to the Adviser or another person, that they would do so pursuant to written procedures, consistent with the Staff’s position. Should the Staff modify its position in the future, the Board would consider what action would be appropriate in light of the Staff’s position at that time.

SHORT SALES - The Fund is authorized to commit up to 5% of the Fund’s net assets to engage in short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit in a segregated account with the Fund’s custodian additional cash or securities so that the total collateral held for the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
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If the Fund makes a short sale, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

As stated above, when engaging in short sales, the Fund is required to segregate with its custodian at all times an amount of cash, U.S. Government Securities, and other high-grade liquid debt securities equal to the excess of the current market value, as calculated on a daily basis, of the securities sold short over the amount of collateral deposited with the broker in respect of the short sale (not including the proceeds of the short sale). The Fund values the securities sold short daily in accordance with procedures established by the Board for valuing the Fund’s “long” investments, and the segregated account is marked to market daily to reflect changes in the value of the security. The Fund’s segregation requirement is reduced to an amount below the opening value of the security in question, if the value of the security falls below the opening value. Conversely, The Fund’s segregation requirement is increased above the opening value, if the value of the security rises above that level. If the segregation requirement increases, that is, if the sum of the market value of the segregated account plus the market value of the amount deposited with the broker as collateral falls below the amounts required to be maintained (i.e., the greater of the current market value of the security sold short or the market value of that security at the time the transaction was entered into), then the Fund deposits additional assets in the segregated account to satisfy the requirement.

The Fund’s decision to make a short sale may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund’s custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase Agreement will be determined on each business day. If at any time the market value of the Fund’s collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).
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BORROWING MONEY - The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. The Fund may borrow up to one-third of its total assets. Borrowing money involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of the Fund tends to decrease more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds.

Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

SECURITIES LENDING - The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment.  The Fund may also call such loans in order to sell the securities. There is no guarantee that all loans can be recalled.

SPECIAL RISKS RELATED TO CYBER SECURITY - The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS - In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this SAI, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Non-fundamental investment restrictions of the Fund may be changed by the Board.
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FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.  The Fund will not:

1.	Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 2 below;

2.
Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate all or any portion of the value of its total assets;

3.
Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of the Fund’s portfolio securities;

4.	Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts;

5.	Make loans, in the aggregate, exceeding 33 1/3% of the Fund’s total assets or lend the Fund’s portfolio securities to broker-dealers if the loans are not fully collateralized;

6.	Invest in other registered investment companies, except as permitted by the 1940 Act;

7.	Purchase from or sell to any officer or Trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of the Fund; or

8.	Concentrate investments, or invest 25% or more of its net assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to the following restrictions that are not fundamental and may therefore be changed by the Board without shareholder approval.

The Fund will not:

1.	Acquire securities for the purpose of exercising control over management;

2.	Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of the Fund’s assets due to appreciation or other like cause not related to direct investment, the Fund shall not purchase additional portfolio securities until such time as the Fund holds 15% or less in such illiquid securities; or

3.	Purchase additional portfolio securities if borrowings exceed 5% of the Fund’s net assets.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund’s net assets will not be considered in determining whether it has complied with its investment restrictions.
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DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the Trust’s President and to senior management at the Trust’s administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Trust’s President and/or senior management at the Administrator. The Administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.  The Fund also posts its portfolio holdings on its website www.ycgfunds.om, quarterly by the 10th business day of the month following a calendar quarter.

The Trust’s service providers which have contracted to provide services to the Trust and its Fund, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing regulatory filings;

3.	to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Trust and senior management at the Administrator to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.
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All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund’s investment adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to the Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

TRUSTEES AND OFFICERS

The names, age and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years and other information with respect to each of the current Trustees and officers of the Trust are as follows (the ages are as of March 1, 2016).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principle Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Brian A. Yacktman* 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 37	Trustee President	Indefinite, Trustee since 2012 One year term, President since 2012	1	Manager, Principal and Chief Investment Officer, YCG, LLC, investment adviser to the Fund, since 2007.	None.
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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principle Occupation(s) During Past Five Years	Other Directorships Held by Trustee
William D. Kruger* 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 37	Chairman and Trustee Vice President and Treasurer	Indefinite, Trustee since 2012 One year term, Vice President since 2012 One year term, Treasurer since 2012	1	Manager, Principal and CEO, YCG, LLC, investment adviser to the Fund, since 2008.	None.
Independent Trustees:
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principle Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Travis E. Oliphant 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 45	Trustee	Indefinite, Trustee since 2012	1	Scientific and Technical software developer. CEO of Continuum Analytics since January 2012. President of Enthought, 2007 – December, 2011.	None.
Rory M. McDonald 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 38	Trustee	Indefinite, Trustee since 2012	1
Assistant Professor of Business Administration in the Technology and Operations Management Unit at Harvard Business School, 2013 – Present.  Assistant Professor of Management, University of Texas at Austin, McCombs School of Business, 2011 – 2013.

					None.
Cyril James Speirs 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 61	Trustee	Indefinite, Trustee since 2017	1	Retired. Previously, Global Vice President Procurement for Whole Foods Market, Inc.	None.

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principle Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Officers who are not Trustees:
Elliott Savage 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 36	Vice President Assistant Treasurer	One year term, Vice President since December 2012 One year term, Assistant Treasurer since December 2012	N/A	Manager, Principal and Portfolio Manager, YCG, LLC, investment adviser to the Fund, since 2012. Senior Analyst, Highside Capital Management, 2003 – 2012.	None.
Lelia Long 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 54	Chief Compliance Officer	One year term, Chief Compliance Officer since March 2016	N/A	Investment Management & Compliance Consultant, Vigilant Compliance LLC, (2009-present). Treasurer, New Ireland Fund, Inc. (2002 – present).	None.

* Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

QUALIFICATION OF TRUSTEES

Brian A. Yacktman. Mr. Yacktman has served as a Trustee for the Trust for over three years. Mr. Yacktman is the President and Chief Investment Officer for the Adviser, a SEC registered investment advisory firm with over $370 million in assets under management. Mr. Yacktman has served as the Lead Portfolio Manager for the Adviser and for the YCG Enhanced Fund for 7 and 3 years respectively. Mr. Yacktman has managed money for more than 15 years. The Board believes Mr. Yacktman’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

William D. Kruger. Mr. Kruger has served as a Trustee for the Trust for over three years and has served as the Committee Chairman since the inception of the YCG Funds Trust. Mr. Kruger is the Chief Executive Officer and Principal for the Adviser, a SEC registered investment advisory firm with over $370 million in assets under management. Mr. Kruger began his career as a financial analyst at the Private Banking & Investment Group at Merrill Lynch, Pierce, Fenner & Smith (now owned by Bank of America). The Board believes Mr. Kruger’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
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Rory M. McDonald. Mr. McDonald has served as a Trustee and Chairman of the Audit Committee for the Trust for over three years. Mr. McDonald is a professor at the Harvard Business School where he specializes in teaching Building and Sustaining a Successful Enterprise (BSSE) in the MBA elective curriculum. Mr. McDonald is the author of several journal articles and working papers on various topics which include disruptive and entrepreneurial innovation. The Board believes Mr. McDonald’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Jeffrey R. Harbach. Mr. Harbach served as a Trustee for the Trust for over three years, and resigned as a Trustee effective as of January 18, 2017. Mr. Harbach is President at Kaufman Fellows, a non-profit organization focused on training and mentoring fellows in the world of venture capital and private equity investing. Mr. Harbach is an entrepreneur having led multiple startups and currently serves as Managing Director for Harbach Ventures and Manager for Austin based Human Vending Ventures. The Board believes Mr. Harbach's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Travis E. Oliphant. Mr. Oliphant has served as a Trustee for the Trust for over three years and currently serves as the Trust’s Audit Committee Financial Expert. Mr. Oliphant is the CEO and Co-Founder of Continuum Analytics, a software data analytics company which employs over 120 employees. Mr. Oliphant is a scientific computing developer and administrator with extensive experience in developing applications and completing projects for Fortune 50 companies. Mr. Oliphant has created and founded multiple non-profit and for-profit organizations and businesses. He taught as a professor at Brigham Young University for seven years teaching courses in Probability Theory, Stochastic Processes, Signal Processing, Electromagnetics, Image Processing, and Inverse Problems. The Board believes Mr. Oliphant’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Cyril James Speirs. Mr. Speirs is currently retired. He became a Trustee effective as of January 18, 2017.  Previously, Mr. Speirs served as Global Vice President Procurement for Whole Foods Market, Inc., and he held various positions with Whole Foods Market for over 24 years. In his work for Whole Foods Market, Mr. Speirs had responsibility for overseeing and managing budget teams, product development and retail operations, and for reviewing and assessing financial statements.  The Board believes that the skills Mr. Speirs developed overseeing and managing complex operations and individuals will facilitate his role overseeing the operations of the Trust, and the Board believes that his financial and business acumen will be helpful in evaluating and working with the Adviser to ensure series of the Trust are managed well and in the best interests of the shareholders. Over all, Mr. Speir’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

BOARD LEADERSHIP STRUCTURE - As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board. The Board is responsible for the overall management of the Trust. This includes the general supervision and review of the Fund’s investment policies and activities. The Board approves all significant agreements between the Trust and those parties furnishing services to it, which include agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board appoints officers who conduct and administer the Fund’s day-to-day operations. The Trust has an Audit Committee consisting solely of the three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund. The Audit Committee plays a significant role in risk oversight as it meets annually with the auditors of the Fund and periodically with the Fund’s Chief Compliance Officer. As Chairman of the Board, Mr. William Kruger is the presiding officer at all meetings of the Board. The Trust does not have a lead Independent Trustee. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.

BOARD OVERSIGHT - Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund, reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
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The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and semiannually with the Fund’s Chief Compliance Officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

BOARD COMMITTEES - The Trust has a standing Audit Committee of the Board currently composed of all of the Independent Trustees, as that term is defined in the 1940 Act: Messrs. Oliphant, McDonald and Spiers. Mr. Speirs now acts as the chairperson of such committee.  Prior to this, Mr. Harbach served as Chairman of the Audit Committee. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee met twice with respect to the Fund during its fiscal year ended November 30, 2015.

The Trust’s Board has no other committees.

COMPENSATION - Each Independent Trustee receives compensation for their service as Trustee of the Trust. In addition, each Independent  Trustee will be reimbursed for expenses incurred in connection with attending Board and committee meetings. None of the Trust’s executive officers receives any compensation or expense reimbursement from the Fund. For the fiscal year ended November 30, 2015, the Trustees received the following compensation from the Trust:

Name & Position Held	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses.	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Trustees

Brian Yacktman*	$0	$0	$0	$0
William Kruger*	$0	$0	$0	$0
Travis Oliphant	$4,000	$0	$0	$4,000
Rory McDonald	$3,000	$0	$0	$3,000
Jeffrey Harbach**	$4,000	$0	$0	$4,000
*    “Interested person” as defined under the 1940 Act.
**  Mr. Harbach resigned as a Trustee effective as of January 18, 2017, at which time Mr. Speirs became a Trustee.

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CODE OF ETHICS - The Trust, the Adviser and the Distributor have each adopted a code of ethics (the “Code”), pursuant to Rule 17j-1 of the 1940 Act, which makes it unlawful for any affiliated person of the Fund, Adviser, or Distributor, in connection with the purchase or sale, directly or indirectly, by the person, of a security held or to be acquired by the Fund to (i) employ any device, scheme or artifice to defraud the Fund; (ii) make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading; (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or (iv) engage in any manipulative practice with respect to the Fund. The Board has determined that personnel of the Trust may engage in personal trading of securities, including with respect to securities purchased and sold by the Fund, subject to general fiduciary principles and compliance with the express provisions of the Code of Ethics.

It is noted that under the Code of Ethics: (1) the Independent Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the Independent Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for the Fund or executed for the Fund for a period of 15 days before and after such transactions.

PROXY VOTING POLICIES - The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has adopted the Proxy Voting Policy and Proxy Voting Procedures found in Appendix A. Any material changes to the proxy policy and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 may be requested, without charge by calling 855-444-YCGF (9243). This information is also available on the SEC’s website at http://www.sec.gov. All proxy solicitations that present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Trustee, an Officer, the Adviser, the Fund’s principal underwriter or any affiliated persons of such persons on the other hand, will be submitted to the Board for the Board to determine how the proxy should be voted.

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OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Fund does not control any person.  Set forth below are the names and address of all holders of shares of the Fund who as of February 29, 2016 owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of the Fund’s outstanding shares, as well as the percentage of shares of the Fund beneficially owned by all officers and Trustees of the Fund as a group:

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1905	22.89%	Record
Donald A. Yacktman Jr & Marcie S. Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	10.27%	Beneficial
Mark B. Lynn & Jennifer A. Lynn JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	9.78%	Beneficial
Brian A. Yacktman & Natasha C. Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	7.01%	Beneficial
Robert A. Yacktman & Nicole C. Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	6.96%	Beneficial
Michael A. Yacktman & Kimberly A. Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	5.18%	Beneficial
(1) “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account (i.e., “ABC Brokerage, Inc”).  “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security (i.e., “Jane Doe Shareholder”).
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As of December 31, 2015, the Trustees beneficially owned the following dollar range of equity securities in the Fund:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies in Fund Company

Brian Yacktman	Over $100,000	Over $100,000
William Kruger	Over $100,000	Over $100,000
Travis Oliphant	$10,001 – $50,000	$10,001 – $50,000
Rory McDonald	None	None
Jeffrey Harbach*	$50,001 – $100,000	$50,001 – $100,000
* Mr. Harbach resigned as a Trustee effective as of January 18, 2017, at which time Mr. Speirs became a Trustee

PRINCIPAL SECURITIES HOLDERS - As of March 3, 2016, the Officers and Trustees of the Fund, as a group, owned 8.36% of outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER – YCG, LLC, 3207 Ranch Road 620 South, Suite 200, Austin, TX  78738, serves as investment adviser to the Fund. The Adviser is owned and controlled by Mr. Brian Yacktman, Mr. William Kruger and Mr. Elliott Savage.  Mr. Kruger is the Chief Executive Officer of the Adviser. Mr. Yacktman is the Chief Investment Officer of the Adviser. Subject to the general supervision and control of the Board, the Adviser makes investment decisions for the Fund. The Adviser is a privately held limited liability company that is registered as an investment adviser with the SEC.

Under the terms of its Advisory Agreement with the Fund, the Adviser is responsible for formulating the Fund’s investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund’s operations. The Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

INVESTMENT ADVISORY AGREEMENT - The Adviser acts as the investment adviser to the Fund pursuant to an Advisory Agreement which has been approved by the Board (including a majority of the Trustees who are not parties to the agreement, or interested persons of any such party). Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio. The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.

The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.  Under the Advisory
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Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

For the fiscal periods shown below, the Fund paid the following fees to the Adviser:

	Year Ended November 30, 2015	Year Ended November 30, 2014	For the Fiscal Period from December 28, 2012(1) to November 30, 2013
Advisory Fees Accrued	$883,335	$655,368	$355,537
Advisory Fees Recouped/(Waived) by Adviser	$64,927	$8,734	($109,629)
Net Advisory Fees Paid to Adviser	$948,262	$664,102	$245,908
(1) The Fund’s Inception Date.

The continuance of the Advisory Agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Adviser’s investment decisions are made subject to the direction and supervision of the Board. The Advisory Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ written notice. No person other than the Adviser regularly furnishes advice to the Fund with respect to the desirability of the Fund’s investing in, purchasing or selling securities.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (for the lifetime of the Fund) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.19% at least through April 1, 2017.  This limitation does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.  The Adviser is entitled to the recoupment of fees waived or expenses reimbursed by the Adviser to the Fund subject to the limitations that (1) the recoupment of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those expenses incurred not more than one year prior to the date of recoupment (2) the recoupment is made only for fees waived and expenses reimbursed not more than three years prior to the date of the recoupment, and (3) the recoupment may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The recoupment amount may not include any additional charges or fees, such as interest accruable on the recoupment account.

PORTFOLIO MANAGERS - Mr. Brian Yacktman is the Lead Portfolio Manager for the Fund. As an owner of the Adviser, he is compensated for his services from distributions from the Adviser’s net profits. Mr. Yacktman does not receive any special or additional compensation from the Adviser for his services.

Mr. Elliott Savage is Co-Portfolio Manager for the Fund.  As an owner of the Adviser, he is compensated for his services from distributions from the Adviser’s net profits. Mr. Savage does not receive any special or additional compensation from the Adviser for his services.
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The following indicates the dollar range of Fund shares beneficially owned by the Portfolio Managers as of November 30, 2015.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Brian Yacktman	Over $1,000,000
Elliott Savage	Over $1,000,000

As of November 30, 2015, the Adviser managed approximately $372.3 million in assets in 103 accounts.  The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2015:

Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
103	$372,336,495.14	0	$0	0	$0

As of November 30, 2015, the Portfolio Managers did not manage any accounts pursuant to a performance-based advisory fee.

Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated on an aggregated basis.

ADMINISTRATOR ― USBFS, located at P.O. Box 701, Milwaukee, WI 53201, serves as the administrator of the Fund. USBFS supervises all aspects of the administrative operation of the Fund. Among other services, USBFS shall provide administrative and regulatory services including filing all required federal income tax returns, assisting with the preparation of regulatory filings, preparing financial statements and monitoring expense accruals. USBFS receives a fee as a percentage of assets in the Fund.  The Fund paid the following administration fees to USBFS during the fiscal periods ended November 30:

2015	2014	2013(1)
$44,171	$38,596	$28,606
(1) The Fund’s inception date was December 28, 2012.

CUSTODIAN – U.S. Bank NA, Custody Operations 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI  53212 serves as custodian for the Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.
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ACCOUNTING SERVICES – Pursuant to an Accounting Service Agreement (the “Accounting Agreement”), USBFS is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.  USBFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. USBFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. For its services as accounting agent, USBFS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT – Pursuant to a Transfer Agent Agreement with the Trust, USBFS acts as the Fund’s transfer and disbursing agent.  USBFS provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. USBFS is responsible for processing orders and payments for share purchases. USBFS mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. USBFS disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, USBFS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

DISTRIBUTOR – Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Fund’s principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry National Regulatory Agency (“FINRA”). The Distributor offers the Fund’s shares on a continuous, best efforts basis.

OTHER EXPENSES - The Fund pays certain operating expenses that are not assumed by the Adviser, the Trust or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Custodian, the Distributor and the Transfer Agent, are deducted from the income of the Fund before dividends are paid. These expenses include, but are not limited to, expenses of officers and Trustees who are not affiliated with the Adviser, the Trust or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, the expenses of reports to shareholders, shareholders’ meetings and proxy solicitations.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund’s assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions, and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

U.S. Government Securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to, and in accordance with, any instructions the Board may issue from time to time.  The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.
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When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the “1934 Act”)) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising a variety of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in “principal” transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.
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The Fund paid the following brokerage commissions during the fiscal periods ended November 30:

2015	2014	2013(1)
$12,368	$12,339	$8,438
(1) The Fund’s inception date was December 28, 2012.

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Fund must distribute substantially all of its net income to shareholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less.

A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund, under normal conditions, will be less than 100%. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.

The following table shows the Fund’s portfolio turnover rate for the fiscal years ended November 30:

2015	2014
18.49%	25.46%

TAXATION

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this statement of additional information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income taxes on its net investment company taxable income and net capital gain to the extent distributed in a timely manner to shareholders in the form of dividends or capital gain distributions.
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To qualify as a regulated investment company, the Fund must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined by the Code); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government Securities or the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute to its shareholders at least 90% of its investment company taxable income, as defined by the Code, and 90% of its net exempt interest income each taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years. Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal income tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Distributions from the Fund, except in the case of distributions of qualified dividend income, as described above, or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Any redemption or exchange of the Fund’s shares is a taxable event and may result in a capital gain or loss. A gain or loss, if the shares are capital assets in the shareholder’s hands, will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
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Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 28% of the Fund’s distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder’s taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder’s status as an exempt recipient.

The foregoing discussion is only a summary of some of the tax considerations generally affecting the Fund and its shareholders and does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

CAPITAL STRUCTURE

The Trust’s Agreement and Declaration of Trust permits the Trustees to issue unlimited shares of Class R shares. The Board of Trustees has the power to designate one or more classes (“series”) of shares and to classify or reclassify any unissued shares with respect to such series. Currently the Trust is offering one series, the YCG Enhanced Fund. The YCG Enhanced Fund offers one class of shares, the Class R shares.

The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Each share of the Fund is entitled to one vote in the election of Trustees.  Such shares have non-cumulative voting rights, meaning that the holders of more than 33% of the shares outstanding and entitled to vote for the election of Trustees can elect 100% of the Trustees if they so choose.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

RULE18f-3 PLAN - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers one class of shares, Class R shares, which have no-load, no 12b-1 fee, and a 2% redemption fee on shares redeemed within 90 days.
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DISTRIBUTION

In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

The Fund may make payments to financial intermediaries (such as brokers or third party administrators) for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services (collectively, “shareholder services”). Payments made pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary.

The Adviser may make cash payments out of its own resources and not from Fund assets to financial intermediaries that perform shareholder services or distribution related services for the Funds. These payments are separate from, and may be in addition to, any fees the Fund may pay to those intermediaries. The incremental assets purchased by shareholders through financial intermediaries to which the Adviser pays fees for services rendered to the Fund are not as profitable to the Adviser as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Fund through such financial intermediaries.

PURCHASE OF SHARES

You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers or dealers and other institutions (each an “Authorized Institution”) that are authorized to place trades in Fund shares for their customers. If you invest through an Authorized Institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution. The offering price per share is equal to the NAV next determined after the Fund or Authorized Institution receives your purchase order.

Authorized Institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Authorized Institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your Authorized Institution will provide you with specific information about any processing or service fees you will be charged.

Your Authorized Institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain Authorized Institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the Authorized Institution must send your order to the Fund by the time they price their shares on the following day. If your Authorized Institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem through the same broker-dealer. If you purchased shares directly from the Transfer Agent such shares may be redeemed by written request to the Transfer Agent at the address set forth in the Prospectus.  To be considered in “good order”, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder’s Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an “eligible guarantor institution,” which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee.
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The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder’s address of record. Share purchases and redemptions are governed by Delaware state law.

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund’s procedure is to redeem shares at the NAV determined after the Fund or Authorized Institution receives the redemption request in proper order, less any applicable redemption fee. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the Prospectuses to open your account.

TELEPHONE TRANSACTIONS - A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

AUTOMATIC INVESTMENT PLANS - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at 855-444-YCGF (9243).
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RETIREMENT ACCOUNTS - The Fund offers Individual Retirement Accounts (“IRA”) and Roth IRAs.  Please call the Trust to obtain information regarding the establishment of individual retirement plan accounts. The plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The price per share of the Fund is referred to as the Fund’s “net asset value.” The method for determining the Fund’s NAV is summarized in the Prospectus under the heading “NET ASSET VALUE.” The NAV of the Fund’s shares is determined on each day on which the NYSE is open, provided that the NAV need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

INVESTMENT PERFORMANCE

PERFORMANCE REPORTING - The Fund’s performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.
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The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund’s historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund’s 1-year, 3-year, 5-year, and 10- year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor’s and Moody’s Investor Service, Inc.

CDA/Weisenberger’s Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the Fund’s performance. The Fund may, from time to time, refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor’s Business Daily, Kiplinger’s Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of the Fund, are passed upon by Foley & Lardner LLP.  Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH  44115, has been selected as the independent registered public accounting firm for the Fund.

OTHER INFORMATION

The Adviser for the Fund is a Texas limited liability company which is registered as an investment adviser with the SEC. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.
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FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2015 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

YCG FUNDS
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738
855-444-YCGF (9243)
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Appendix A

PROXY VOTING POLICY
of
YCG FUNDS

  PREFACE

YCG Funds (the “Trust”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust is a series company, meaning that it can offer an indefinite number of series of Trust shares (each such series a “Fund” and together the “Funds”).  The Trust currently offers shares of one Fund, but may offer shares of additional Funds in the future.  This policy will address itself to the Trust’s existing Fund and any future Funds that may be offered by the Trust.

The Trust’s affairs are generally managed by its Board of Trustees (the “Board”).  Among its obligations to the Trust’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio.  The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Trust’s shareholders.  The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1. General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives.  The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Trust’s shareholder value.  In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Trust’s shareholders.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise.  The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders.  The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

1.
In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s).  The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

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1.
Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

2.	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

 The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board.  To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors.  When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors.  The Board or its designated agent(s) will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.  As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.  When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.
Corporate Defenses.  Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.

ii.
The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

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iii. Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation.  The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values.  The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company.  Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance.  The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Auditors.  The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees.  In reliance on the audit committee’s recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4. Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

•	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•	The percentage of assets of the company that will be devoted to implementing the proposal;
•	Whether the issue is more properly dealt with through other means, such as through governmental action;

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•	Whether the company has already dealt with the issue in some other appropriate way; and
•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company.  The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders.  The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.  The Board or its designated agent(s) will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

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PROXY VOTING PROCEDURES
of
YCG FUNDS

1. The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Trust as the persons responsible for voting all proxies relating to securities held in the Fund’s accounts (the “Proxy Voting Officers”).  Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2. Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Trustee, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”).  Conflict of interest transactions include, but are not limited to, situations where:

(a)	an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);
(b)	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
(c)	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or
(d)	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter.  The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3. Report to the Board of Trustees

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.  The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

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4. Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Trust shall, not later than August 30th  of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Trust’s website.  The Trust’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus. The Trust shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5. Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

(a)	copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;
(b)	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;
(c)	the analysis undertaken to ensure that the vote cast is consistent with this Policy;
(d)	copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;
(e)	copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;
(f)	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;
(g)	copies of all votes cast;
(h)	copies of all annual summaries presented to the Board; and
(i)	copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

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